AZZAD FUNDS

Supplement to Prospectus and
Statement of Additional Information
Dated December 16, 2002

The Azzad Funds shareholders have approved the following two proposals, effective immediately, on December 16, 2003.  The change will not affect the status of your account or your investment in the Azzad/Dow Jones Ethical Market Fund (the “Fund”).

1.

Proposal 1:  To approve a new investment strategy, objective, and name for the Azzad/Dow Jones Ethical Market Fund.

2.

Proposal 2:  To authorize Azzad to change the Fund’s investment strategy and objectives when it feels is in the best interests of shareholders without the prior approval of shareholders (as presently stated in the prospectus) and after a 30 day written notice.

THERE IS NO ACTION REQUIRED ON YOUR PART.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE